UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2025 (November 19, 2025)

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(address of principal executive office)(Zip Code)

(Registrant’s telephone number, including area code):  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2025, Abbott Laboratories, an Illinois corporation (“Abbott”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Exact Sciences Corporation, a Delaware corporation (“Exact Sciences”), and Badger Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Abbott (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Exact Sciences (the “Merger”), with Exact Sciences surviving the Merger as a direct, wholly owned subsidiary of Abbott.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of Exact Sciences’ issued and outstanding common shares, par value $0.01 per share (the “Exact Sciences Shares”) (other than certain excluded shares) will be converted into the right to receive $105.00 in cash, without interest, less any applicable withholding taxes. The treatment at the Effective Time of Exact Sciences’ outstanding stock options, restricted stock awards, restricted stock units, performance share units, and deferred stock units is described in the Merger Agreement.

Completion of the Merger is subject to customary closing conditions, including (1) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of all outstanding Exact Sciences Shares, (2) there being no law or order restraining, enjoining, making illegal or otherwise prohibiting the consummation of the Merger, and (3) the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other specified regulatory approvals. The obligation of each of Abbott and Exact Sciences to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to specified materiality thresholds), the other party having performed in all material respects all of its pre-closing obligations under the Merger Agreement, and, in the case of Abbott, the absence of a material adverse effect on Exact Sciences.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Abbott or Exact Sciences. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Abbott’s or Exact Sciences’ public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 20, 2025, Abbott and Exact Sciences issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 20, 2025, Abbott intends to conduct an investor conference call regarding the Merger. The presentation that will be made available in connection with the conference call is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 8.01. Other Events.

On November 19, 2025, in connection with the execution of the Merger Agreement, Abbott entered into a commitment letter, dated as of November 19, 2025 (the “Commitment Letter”), with Morgan Stanley Senior Funding, Inc. (the “Commitment Party”), pursuant to which the Commitment Party committed to provide, subject to the terms and conditions of the Commitment Letter, up to $20,000,000,000 of senior unsecured bridge loans.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger, dated as of November 19, 2025, by and among Abbott Laboratories, Badger Merger Sub I, Inc. and Exact Sciences Corporation.

99.1⸸	Joint Press Release dated November 20, 2025.

99.2⸸	Presentation to be made available in connection with investor conference call to be held on November 20, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

⸸ Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 20, 2025	By:	/s/ Philip P. Boudreau
Name: Philip P. Boudreau
Title: Executive Vice President, Finance and Chief Financial Officer